FEDERATED LIMITED TERM FUND
(FORMERLY LIMITED TERM FUND)
(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS A SHARES

PROSPECTUS

The Class A Shares offered by this prospectus represent interests in Federated Limited Term Fund (the "Fund"), a diversified investment portfolio of Fixed Income Securities, Inc. (the "Corporation") an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class A Shares and Class F Shares dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact your financial institution.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1996




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                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights--Class A Shares...........................................2

General Information............................................................3

Investment Information.........................................................3
  Investment Objective.........................................................3
  Investment Policies..........................................................3
  Investment Limitations......................................................13
  Net Asset Value.............................................................13

Investing in Class A Shares...................................................14
  Share Purchases.............................................................14
  Minimum Investment Required.................................................15
  What Shares Cost............................................................15
  Eliminating the Sales Charge................................................16
  Systematic Investment Program...............................................17
  Certificates and Confirmations..............................................17
  Dividends and Distributions.................................................17
  Retirement Plans............................................................17
  Exchange Privilege..........................................................17
  Requirements for Exchange...................................................18
  Tax Consequences............................................................18
  Making an Exchange..........................................................18

Redeeming Class A Shares......................................................19
  Through a Financial Institution.............................................19
  Directly by Mail............................................................20
  Receiving Payment...........................................................20
  Contingent Deferred Sales Charge............................................20
  Systematic Withdrawal Program...............................................20
  Accounts with Low Balances..................................................21

Fixed Income Securities, Inc. Information.....................................21
  Management of the Corporation...............................................21
  Distribution of Class A Shares..............................................22
  Administration of the Fund..................................................23

Shareholder Information.......................................................24
  Voting Rights...............................................................24

Tax Information...............................................................24
  Federal Income Tax..........................................................24
  State and Local Taxes.......................................................24

Performance Information.......................................................25

Other Classes of Shares.......................................................25

Appendix......................................................................26

Addresses.....................................................................28



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                            SUMMARY OF FUND EXPENSES
                          FEDERATED LIMITED TERM FUND
                          (FORMERLY LIMITED TERM FUND)

                                                           CLASS A SHARES
                                                  SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).................................       1.00%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
   offering price)............................................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
   redemption proceeds, as applicable) (1)....................................................................       0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)............................................       None
Exchange Fee..................................................................................................       None
                                                     ANNUAL OPERATING EXPENSES
                                              (As a percentage of average net assets)
Management Fee (after waiver) (2).............................................................................       0.27%
12b-1 Fee (after waiver) (3)..................................................................................       0.20%
Total Other Expenses..........................................................................................       0.63%
    Shareholder Services Fee.......................................................................       0.25%
         Total Operating Expenses (4).........................................................................       1.10%


(1) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased and redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1.00% for redemptions made within one year of purchase.

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3)  The maximum 12b-1 fee is 0.50%.

(4) The total operating expenses would have been 1.53% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Class A Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Fixed Income Securities Inc. Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                                      1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment, assuming (1)
5% annual return and (2) redemption at the end of each time period........     $26        $45        $70        $143
You would pay the following expenses on the same investment, assuming no
redemption................................................................     $21        $45        $70        $143


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


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                      FINANCIAL HIGHLIGHTS--CLASS A SHARES
                          FEDERATED LIMITED TERM FUND
                          (FORMERLY LIMITED TERM FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1996, on the Fund's financial statements for the year ended November 30, 1995 is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                  YEAR ENDED NOVEMBER 30,
                                                                         ------------------------------------------
                                                                           1995       1994       1993      1992(A)
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $    9.48  $   10.17  $   10.00  $   10.01
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------
  Net investment income                                                       0.55       0.53       0.63      0.519
-----------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                      0.49      (0.66)      0.19     (0.008)
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------
  Total from investment operations                                            1.04      (0.13)      0.82      0.511
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------
  Distributions from net investment income                                   (0.55)     (0.53)     (0.63)    (0.519)
-----------------------------------------------------------------------
  Distributions in excess of net investment income (b)                      --          (0.02)     (0.02)     (0.02)
-----------------------------------------------------------------------
  Distributions from net realized gains on investment transactions          --          (0.01)    --
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------
  Total distributions                                                        (0.55)     (0.56)     (0.65)    (0.521)
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                           $    9.97  $    9.48  $   10.17  $   10.00
-----------------------------------------------------------------------  ---------  ---------  ---------  ---------
TOTAL RETURN (C)                                                             11.29%     (1.30%)      8.19%      5.21%
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------
  Expenses                                                                    1.10%      1.10%      1.01%      0.67%*
-----------------------------------------------------------------------
  Net investment income                                                       6.13%      5.52%      5.75%      6.17%*
-----------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                            0.43%      0.39%      0.49%      1.06%*
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SUPPLEMENTAL DATA
-----------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                 $138,451   $178,771   $248,876    $57,225
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  Portfolio turnover                                                            63%        63%        38%        60%
-----------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from January 13, 1992 (date of initial public investment) to November 30, 1992. For the period from the start of business, December 5, 1991, to January 12, 1992, the net investment income was distributed to the Fund's investment adviser.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended November 30, 1995, which can be obtained free of charge.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

Fixed Income Securities, Inc. was incorporated under the laws of the State of Maryland on October 15, 1991. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established three separate portfolios: Federated Limited Term Fund, Federated Limited Term Municipal Fund, and Federated Strategic Income Fund. With respect to the Fund, the Directors have established two classes of shares known as Class F Shares and Class A Shares. This prospectus relates only to the Class A Shares class of the Fund ("Shares").

The Fund is designed for investors seeking current income through a professionally managed, diversified portfolio investing primarily in U.S. government obligations, corporate debt obligations, and asset-backed securities. A minimum initial investment of $5,000 is required.

Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. Fund assets may be used in connection with the distribution of Shares.

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                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted average duration of which will at all times be limited to three years or less. This investment objective cannot be changed without approval of shareholders.

Although certain portfolio instruments held by the Fund are collateralized by specific assets, the Fund's Shares themselves are not secured. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of investment grade securities, at least 65% of which is invested in U.S. government obligations, and corporate debt obligations and asset-backed securities rated in one of the four highest categories by a nationally recognized statistical rating organization. The Fund is not required to sell securities if the 65% investment level changes due to increases or decreases in the market value of portfolio securities. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.


The prices of fixed income securities fluctuate inversely to the direction of interest rates. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average portfolio duration. The adviser, however, will attempt to minimize principal fluctuation through, among other things, diversification, careful credit analysis and security selection, and adjustments of the Fund's average portfolio duration. In periods of rising interest rates and falling bond prices, the adviser may shorten the Fund's average duration to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling interest rates and rising prices a longer average duration to three years may be sought. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

                             ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of U.S. government obligations, corporate debt obligations, and asset-backed securities. The Fund may also invest in derivative instruments of such securities, including instruments with demand features or credit enhancement, as well as money market instruments and cash.

The securities in which the Fund invests principally are:

 notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives, Tennessee Valley Authority, ExportImport Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration;

 foreign and domestic debt obligations having floating or fixed rates of interest, some of which may include equity features;

 asset-backed securities rated in one of the four highest categories by an NRSRO, or which are of comparable quality in the judgment of the adviser;

 rated commercial paper which matures in 270 days or less so long as at least two ratings are high quality ratings by an NRSRO. Such ratings would include:
 Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch;

 time and savings deposits and deposit notes and bankers acceptances (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100,000,000 in capital; and

 repurchase agreements collateralized by eligible investments.

                    FLOATING RATE CORPORATE DEBT OBLIGATIONS

The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Some of the floating rate corporate debt obligations in which the Fund may invest include floating rate corporate debt securities issued by savings associations and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from recognized rating agencies. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a predetermined index, such as the 180-day Treasury bill rate. Floating rate corporate debt obligations also include securities issued to fund commercial real estate construction.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may also be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if he holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

                     FIXED RATE CORPORATE DEBT OBLIGATIONS

The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

                           VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

                           CORPORATE DEBT OBLIGATIONS


Although the Fund will invest primarily in corporate debt obligations that are rated as investment grade by an NRSRO, or are determined to be comparable quality in the judgment of the Adviser, the Fund may invest up to but less than 35% of the value of its total assets in corporate debt obligations that are not investment grade bonds, but are rated B or better by an NRSRO (i.e., "junk bonds"). Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to drop the bond from the portfolio, but will consider whether such action is appropriate. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.


                            ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                  NON-MORTGAGE RELATED ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

                    MORTGAGE-RELATED ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                            ADJUSTABLE RATE MORTGAGE
                              SECURITIES ("ARMS")

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

                            COLLATERALIZED MORTGAGE
                              OBLIGATIONS ("CMOS")

CMOs are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:

 collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

 collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

 securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by an NRSRO.

              REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.
                               RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMs which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

                                CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                                BANK INSTRUMENTS

The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs").

                               CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

                           AVERAGE PORTFOLIO DURATION

Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed 3 years.

                               CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

                                DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

                              INTEREST RATE SWAPS

The Fund reserves the right to engage in interest rate swap transactions; however, the Securities and Exchange Commission has questioned whether the Investment Company Act of 1940 permits open-end investment companies to engage in these transactions. Therefore, the Fund will not engage in these transactions until the Securities and Exchange Commission has determined that these transactions are permitted, and the Fund has included appropriate disclosure in an amendment to this prospectus and notified shareholders of its intention to engage in these transactions. An interest rate swap is an agreement between two parties to exchange interest payment obligations without an exchange of underlying securities. The Fund intends to utilize interest rate swaps primarily to acquire floating rates of interest which may be tied to various indices as described above.

                    FINANCIAL FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write and purchase options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

                                     RISKS
When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

                             REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                       RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

                               FOREIGN SECURITIES


The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.


                         FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (a "forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs (the "trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served.

                        LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                 WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into, these transactions, and the market values of the securities purchased may vary from purchase prices. Accordingly, the Fund may pay more or less than the market value if the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not:

 borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings; lend any of its assets except portfolio securities up to one-third of the value of its total assets;

 sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; nor with respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States, its agencies, or instrumentalities and repurchase agreements collateralized by such securities. (For purposes of this Fund, cash items means instruments issued by a U.S. branch of a domestic bank or savings association having capital surplus and undivided profits in excess of $100 million at the time of investment.)

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this investment limitation becomes effective.

The Fund will not:

 invest more than 5% of the value of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessor.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value per Share is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to the Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value of the Shares may be different from that of Class F Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

--------------------------------------------------------------------------------

                          INVESTING IN CLASS A SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through an investment dealer who has a sales agreement with the distributor, Federated Securities Corp., or directly from Federated Securities Corp. either by mail or wire. The Fund reserves the right to reject any purchase request.

                        THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.
                                    BY WIRE

To purchase by Federal Reserve wire, call the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Limited Term Fund Class A Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

                                    BY MAIL

To purchase by mail, send a check made payable to Federated Limited Term Fund Class A Shares to: Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $5,000, unless the investment is in an IRA account, which requires a minimum initial investment of $50. Subsequent investments must be in amounts of at least $100, except for an IRA account, which must be in amounts of at least $50.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients. These institutions, however, may charge fees for services provided which may relate to ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided and the fees charged for these services.

No sales charge is imposed for Class A Shares purchased through bank trust departments, investment advisers registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp., or its affiliates, or to shareholders designated as Liberty Life Members. However, investors who purchase Shares through a trust department, investment adviser, or retirement plan may be charged an additional service fee by the institution. Additionally, no sales charge is imposed for Class A Shares purchased through "wrap accounts" or similar programs, under which clients pay a fee or fees for services.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "Redeeming Class A Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time Shares are redeemed.

                               DEALER CONCESSION

For sales of Shares, broker/dealers will normally receive up to 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell significant amounts of Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of the Shares outstanding at each month end.

ELIMINATING THE SALES CHARGE

The sales charge can be eliminated on the purchase of Shares through:

 quantity discounts and accumulated purchases;

 signing a 13-month letter of intent; or

 using the reinvestment privilege.

                             QUALITY DISCOUNTS AND
                              ACCUMULATED PURCHASE

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases of Class A Shares made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.
If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in Shares. For example, if a shareholder already owns Shares having a current value at the public offering price of $900,000, and he purchases $100,000 or more at the current public offering price, there will be no sales charge on the additional purchase.

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that

Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge after it confirms the purchases.

                                LETTER OF INTENT

If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The 1.00% held in escrow will, at the expiration of the 13-month period, be applied to the payment of the applicable sales charge, unless the amount specified in the letter of intent, which must be $1 million or more of Shares, is purchased. In this event, all of the escrowed Shares will be deposited into the shareholder's account.

This letter of intent will not obligate the shareholder to purchase Shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

                             REINVESTMENT PRIVILEGE

If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.

            PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED
                              INVESTMENT COMPANIES

Investors may purchase Shares at net asset value, without a sales charge, with proceeds from the redemption of shares of an investment company which were sold with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50 of 1.00% for Shares purchased under this program. If Shares are purchased in this manner, Fund purchases will be subject to a contingent deferred sales charge for one year from the date of purchase.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn monthly from the shareholder's checking account maintained at an Automated Clearing House ("ACH") member institution, and invested in Shares at the net asset value next determined after an order is received by Federated Services Company plus the 1% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during the month.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp. All shareholders on the record date are entitled to the dividend.

RETIREMENT PLANS

Shares can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact Federated Securities Corp. and consult a tax adviser.

EXCHANGE PRIVILEGE

Class A shareholders may exchange all or some of their Shares for Class A Shares of other Funds in the Federated Funds at net asset value. Neither the Fund nor any of the Federated Funds imposes any additional fees on exchanges. Shareholders in certain other Federated Funds may exchange their shares in the Federated Funds for Class A Shares. Participants in a plan under the Liberty Family Retirement Program may exchange all or some of their shares for Class A Shares of other funds offered under the plan at net asset value without a contingent deferred sales charge.

The Fund has exchange privileges with the following Federated Funds:

American Leaders Fund, Inc.; Capital Growth Fund; Federated Bond Fund; Federated Small Cap Strategies Fund for U.S. Government Securities, Inc.; Federated International Equity Fund; Federated International Income Fund; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Utility Fund, Inc.; Federated Limited Term Fund; Federated Limited Term Municipal Fund; Michigan Intermediate Municipal Trust; Pennsylvania Municipal Income Fund; Federated Strategic Income Fund; Tax-Free Instruments Trust; and, Federated World Utility Fund.

Prospectuses for these funds are available by writing to Federated Securities Corp.

Shareholders of Class A Shares who have been designated Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any funds in the Federated Funds, as long as they maintain a $500 balance in one of the Federated Funds.

REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange Shares having a net asset value at least equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive the prospectus of the fund into which the exchange is being made.
This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in Class A Shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

Further information on the exchange privilege and prospectuses for the Federated Funds or certain Federated Funds are available by contacting the Fund.

TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

MAKING AN EXCHANGE

Instructions for exchanges may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to Federated Services Company, 500 Victory Road--2nd Floor, North Quincy, Massachusetts 02171.

                             TELEPHONE INSTRUCTIONS

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the transfer agent. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the transfer agent. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any Shares held in certificate form cannot be exchanged by telephone, but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed by 4:00 p.m. (Eastern time) and must be received by the transfer agent before that time for Shares to be exchanged the same day. Shareholders exchanging into a fund will not receive any dividend that is payable to shareholders of record on that date. This privilege may be modified or terminated at any time.

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

--------------------------------------------------------------------------------

                            REDEEMING CLASS A SHARES

The Fund redeems Shares at their net asset value next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the

Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Directly by Mail," should be considered.

DIRECTLY BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings and loan association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

RECEIVING PAYMENT

                                    BY CHECK

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request provided Federated Services Company has received payment for shares from the shareholder.

                                    BY WIRE

Redemption requests will be wired the following business day.

CONTINGENT DEFERRED SALES CHARGE

Shareholders who purchase Shares with proceeds of a redemption of shares of a mutual fund sold with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge by the Fund's distributor of .50 of 1% for redemptions made within one year. The contingent deferred sales charge will be calculated based upon the lesser of the original purchase price of Shares or the net asset value of the Shares when redeemed.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund.

For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account balance with a value of at least $5,000 in the Fund (at current offering price).

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $5,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $5,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

--------------------------------------------------------------------------------

                         FIXED INCOME SECURITIES, INC.
                                  INFORMATION

MANAGEMENT OF THE CORPORATION

                                   DIRECTORS

The Fund is managed by the Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Directors handles the Director's responsibilities between meetings of the Directors.

                               INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

                                 ADVISORY FEES

The Fund's Adviser receives an annual investment advisory fee equal to .40 of 1% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                              ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.


                         PORTFOLIO MANAGERS' BACKGROUND

Deborah A. Cunningham and Randall S. Bauer are the Fund's portfolio managers. Deborah A. Cunningham has been the Fund's portfolio manager since July 1991. Ms. Cunningham joined Federated Investors in 1981 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Cunningham served as an Assistant Vice President of the investment adviser from 1989 until 1992. Ms. Cunningham is a Chartered Financial Analyst and received her M.S.B.A. in Finance from Robert Morris College.

Randall S. Bauer has been the Fund's portfolio manager since October 1995. Mr. Bauer joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since January 1994. Prior to this, Mr. Bauer served as an Assistant Vice President of the Fund's investment adviser. Mr. Bauer was an Assistant Vice President of the International Banking Division at Pittsburgh National Bank from 1982 until 1989. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

DISTRIBUTION OF CLASS A SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                   DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund will pay to the distributor an amount, computed at an annual rate of 0.50 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services and distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.
                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, the Adviser and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include participating in sales, educational and training seminars at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or operational support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all Federated Funds as specified below:

     MAXIMUM              AVERAGE AGGREGATE
  ADMINISTRATIVE          DAILY NET ASSETS
       FEE             OF THE FEDERATED FUNDS
     .15 of 1%      on the first $250 million
    .125 of 1%      on the next $250 million
     .10 of 1%      on the next $250 million
    .075 of 1%      on assets in excess of
                    $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

--------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund is entitled to one vote in Director elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Corporation have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Corporation's or the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares of the Corporation.

--------------------------------------------------------------------------------

                                TAX INFORMATION
FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their Shares. No federal income tax is due on any distributions earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Internal Revenue Code.

STATE AND LOCAL TAXES

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge which, if excluded, would increase the total return and yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/ or compare the Fund's performance to certain indices.

Total return will be calculated separately for Class F Shares and Class A
Shares.

-------------------------------------------------------------------------------

                            OTHER CLASSES OF SHARES

The Fund currently offers Class F Shares and Class A Shares. The Class F Shares are sold subject to a front-end sales charge of up to 1%, and are subject to a contingent deferred sales charge. Class F Shares are subject to a minimum initial investment of $1,500.

The amount of dividends payable to Class A Shares will generally be less than that of Class F Shares by the difference between class expenses and distribution and shareholder service expenses borne by shares of each respective class.
The stated advisory fee is the same for both classes of shares.

To obtain more information and a prospectus for Class F Shares, investors may call 1-800-235-4669.

--------------------------------------------------------------------------------

                                    APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


BB AND B--Debt rated BB and B, is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.


NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR--Not rated by Moody's.

FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR--Indicates that Fitch does not rate the specific issue.




ADDRESSES
--------------------------------------------------------------------------------

Federated Limited Term Fund
                    Class A Shares                                               Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                                   Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Advisers                                           Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                          P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                                   P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Deloitte & Touche LLP                                        2500 One PPG Place
                                                                                 Pittsburgh, Pennsylvania 15222-5401
---------------------------------------------------------------------------------------------------------------------------





                                             FEDERATED LIMITED
                                             TERM FUND
                                             (FORMERLY LIMITED TERM FUND)
                                             CLASS A SHARES
                                             PROSPECTUS
                                             A Diversified Portfolio of
                                             Fixed Income Securities, Inc.
                                             An Open-End Management
                                             Investment Company
                                             January 31, 1996




[LOGO]
FEDERATED SECURITIES CORP.
--------------------------
Distributor

A Subsidiary of Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779


Cusip 338319106
3070701A-A (3/96)





FEDERATED LIMITED TERM FUND
(FORMERLY LIMITED TERM FUND)
(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
CLASS F SHARES
(FORMERLY FORTRESS SHARES)

PROSPECTUS

The Class F Shares offered by this prospectus represent interests in Federated Limited Term Fund (the "Fund"), a diversified investment portfolio of Fixed Income Securities, Inc. (the "Corporation"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class F Shares. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class F Shares and Class A Shares dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact your financial institution.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1996



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights--Class F Shares...........................................2

General Information............................................................3

Investment Information.........................................................3
  Investment Objective.........................................................3
  Investment Policies..........................................................3
  Investment Limitations......................................................13

Net Asset Value...............................................................14

Investing in Class F Shares...................................................15
  Share Purchases.............................................................15
  Minimum Investment Required.................................................15
  What Shares Cost............................................................16
  Eliminating the Sales Charge................................................16
  Systematic Investment Program...............................................17
  Certificates and Confirmations..............................................18
  Dividends and Distributions.................................................18
  Retirement Plans............................................................18

Redeeming Class F Shares......................................................18
  Through a Financial Institution.............................................18
  Directly by Mail............................................................19
  Receiving Payment...........................................................19
  Contingent Deferred Sales Charge............................................19
  Systematic Withdrawal Program...............................................20
  Accounts with Low Balances..................................................21

Fixed Income Securities, Inc. Information.....................................21
  Management of the Corporation...............................................21
  Distribution of Class F Shares..............................................22
  Administration of the Fund..................................................23

Shareholder Information.......................................................24
  Voting Rights...............................................................24

Tax Information...............................................................25
  Federal Income Tax..........................................................25
  State and Local Taxes.......................................................25

Performance Information.......................................................25
Other Classes of Shares.......................................................26

Appendix......................................................................26

Addresses......................................................Inside Back Cover




--------------------------------------------------------------------------------

                            SUMMARY OF FUND EXPENSES
                          FEDERATED LIMITED TERM FUND
                          (FORMERLY LIMITED TERM FUND)

                                                           CLASS F SHARES
                                                     (FORMERLY FORTRESS SHARES)
                                                  SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).................................       1.00%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
  offering price).............................................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable) (1).....................................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)............................................       None
Exchange Fee..................................................................................................       None
                                                     ANNUAL OPERATING EXPENSES
                                              (As a percentage of average net assets)
Management Fee (after waiver) (2).............................................................................       0.27%
12b-1 Fee (after waiver) (3)..................................................................................       0.13%
Total Other Expenses..........................................................................................       0.60%
    Shareholder Services Fee (after waiver) (4)....................................................       0.22%
         Total Operating Expenses (5).........................................................................       1.00%


(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within four years of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge".
(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee.
     The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.
(3)  The maximum 12b-1 fee is 0.15%.
(4)  The maximum shareholder services fee is 0.25%.
(5) The total operating expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1996. The total operating expenses were 1.00% for the fiscal year ended November 30, 1995 and would have been 1.18% absent the voluntary waivers of portions of the management fee, the shareholder services fee, the 12b-1 fee.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Class F Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class F Shares" and "Fixed Income Securities, Inc. Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                                      1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment, assuming (1)
5% annual return and (2) redemption at the end
of each time period.......................................................     $30        $53        $65        $131
You would pay the following expenses on the same investment, assuming no
redemption................................................................     $20        $42        $65        $131


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS--CLASS F SHARES
                          (FORMERLY, FORTRESS SHARES)
                          FEDERATED LIMITED TERM FUND
                         (FORMERLY, LIMITED TERM FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 17, 1996, on the Fund's financial statements for the year ended November 30, 1995 is included in the annual report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                      YEAR ENDED NOVEMBER 30,
                                                                                  -------------------------------
                                                                                    1995       1994      1993(A)
--------------------------------------------------------------------------------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.48  $   10.17  $   10.24
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
  Net investment income                                                                0.61       0.55       0.15
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               0.44      (0.67)     (0.07)
--------------------------------------------------------------------------------  ---------  ---------  ---------
  Total from investment operations                                                     1.05      (0.12)      0.08
--------------------------------------------------------------------------------  ---------  ---------  ---------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
  Distributions from net investment income                                            (0.56)     (0.55)     (0.15)
--------------------------------------------------------------------------------
  Distributions in excess of net investment income (b)                               --          (0.01)    --
--------------------------------------------------------------------------------
  Distributions from net realized gains on investment transactions                   --          (0.01)    --
--------------------------------------------------------------------------------  ---------  ---------  ---------
  Total distributions                                                                 (0.56)     (0.57)     (0.15)
--------------------------------------------------------------------------------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                                    $    9.97  $    9.48  $   10.17
--------------------------------------------------------------------------------  ---------  ---------  ---------
TOTAL RETURN (C)                                                                      11.39%     (1.20%)      0.78%
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Expenses                                                                             1.00%      0.99%      1.00%*
--------------------------------------------------------------------------------
  Net investment income                                                                6.22%      5.67%      7.10%*
--------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                     0.18%      0.13%      0.39%*
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $10,183    $13,415     $7,230
--------------------------------------------------------------------------------
  Portfolio turnover                                                                     63%        63%        38%
--------------------------------------------------------------------------------


 * Computed on an annualized basis.
 (a) Reflects operations for the period from August 31, 1993 (date of initial public offering) to November 30, 1993.
 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's annual report for the fiscal year ended November 30, 1995, which can be obtained free of charge.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

Fixed Income Securities, Inc. was incorporated under the laws of the State of Maryland on October 15, 1991. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established three separate portfolios: Federated Limited Term Fund, Federated Limited Term Municipal Fund, and Federated Strategic Income Fund. With respect to the Fund, the Directors have established two classes of shares known as Class F Shares and Class A Shares. This prospectus relates only to the Class F Shares class of the Fund ("Shares").

The Fund is designed for investors seeking current income through a professionally managed, diversified portfolio investing primarily in U.S. government obligations, corporate debt obligations, and asset-backed securities. A minimum initial investment of $1,500 is required.

Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on certain Shares, other than Shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates. Fund assets may be used in connection with the distribution of Shares.

-------------------------------------------------------------------------------

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less. This investment objective cannot be changed without approval of shareholders.

Although certain portfolio instruments held by the Fund are collateralized by specific assets, the Fund's Shares themselves are not secured. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES


The Fund pursues its investment objective by investing in a portfolio of investment grade securities, at least 65% of which is invested in U.S. government obligations, and corporate debt obligations and asset-backed securities rated in one of the four highest categories by a nationally recognized statistical rating organization. The Fund is not required to sell securities if the 65% investment level changes due to increases or decreases in the market value of portfolio securities. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.


The prices of fixed income securities fluctuate inversely to the direction of interest rates. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average portfolio duration. The adviser, however, will attempt to minimize principal fluctuation through, among other things, diversification, careful credit analysis and security selection, and adjustments of the Fund's average portfolio duration. In periods of rising interest rates and falling bond prices, the adviser may shorten the Fund's average duration to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling interest rates and rising prices a longer average duration to three years may be sought. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

                             ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of U.S. government obligations, corporate debt obligations, and asset-backed securities. The Fund may also invest in derivative instruments of such securities, including instruments with demand features or credit enhancement, as well as money market instruments and cash.

The securities in which the Fund invests principally are:

 notes, bonds, and discount notes of
  U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration;

 foreign and domestic debt obligations having floating or fixed rates of interest, some of which may include equity features.

 asset-backed securities rated in one of the four highest categories by an NRSRO, or which are of comparable quality in the judgment of the adviser;

 rated commercial paper which matures in 270 days or less so long as at least two ratings are high quality ratings by an NRSRO. Such ratings would include:
 Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch;

 time and savings deposits and deposit notes and bankers acceptances (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100,000,000 in capital; and

 repurchase agreements collateralized by eligible investments.

                    FLOATING RATE CORPORATE DEBT OBLIGATIONS
The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate

("LIBOR"), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Some of the floating rate corporate debt obligations in which the Fund may invest include floating rate corporate debt securities issued by savings associations and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from recognized rating agencies. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a pre-determined index, such as the 180-day Treasury bill rate. Floating rate corporate debt obligations also include securities issued to fund commercial real estate construction.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may also be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if he holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

                     FIXED RATE CORPORATE DEBT OBLIGATIONS

The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

                           VARIABLE RATE DEMAND NOTES
Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

                           CORPORATE DEBT OBLIGATIONS


Although the Fund will invest primarily in corporate debt obligations that are rated as investment grade by an NRSRO, or are determined to be comparable quality in the judgment of the Adviser, the Fund may invest up to but less than 35% of the value of its total assets in corporate debt obligations that are not investment grade bonds, but are rated B or better by an NRSRO (i.e., "junk bonds"). Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to drop the bond from the portfolio, but will consider whether such action is appropriate. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.


                            ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                  NON-MORTGAGE RELATED ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

                                MORTGAGE-RELATED
                            ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                            ADJUSTABLE RATE MORTGAGE
                              SECURITIES ("ARMS")

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

                            COLLATERALIZED MORTGAGE
                              OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:

 collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

 collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

 securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by an NRSRO.

              REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

                               RESETS OF INTEREST
The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMs which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

                                CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                                BANK INSTRUMENTS

The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs").

                               CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

                           AVERAGE PORTFOLIO DURATION

Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed 3 years.

                               CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty,

letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

                                DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

                              INTEREST RATE SWAPS

The Fund reserves the right to engage in interest rate swap transactions; however, the Securities and Exchange Commission has questioned whether the Investment Company Act of 1940 permits open-end investment companies to engage in these transactions. Therefore, the Fund will not engage in these transactions until the Securities and Exchange Commission has determined that these transactions are permitted, and the Fund has included appropriate disclosure in an amendment to this prospectus and notified shareholders of its intention to engage in these transactions. An interest rate swap is an agreement between two parties to exchange interest payment obligations without an exchange of underlying securities. The Fund intends to utilize interest rate swaps primarily to acquire floating rates of interest which may be tied to various indices as described above.

                             FINANCIAL FUTURES AND
                               OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write and purchase options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

                                     RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

                             REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                       RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the

Directors are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund intends not to subject such paper to the limitation applicable to restricted securities.

                               FOREIGN SECURITIES


The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.


                         FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (a "forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs (the "trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served.

                        LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                            WHEN-ISSUED AND DELAYED
                             DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into, these transactions, and the market values of the securities purchased may vary from purchase prices. Accordingly, the Fund may pay more or less than the market value if the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not:

 borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

 lend any of its assets except portfolio securities up to one-third of the value of its total assets;

 sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; or

 with respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this investment limitation becomes effective.

The Fund will not:

 invest more than 5% of the value of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessor.

-------------------------------------------------------------------------------

                                NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value per Share is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to the Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value of the Shares may be different from that of Class A Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

-------------------------------------------------------------------------------

                          INVESTING IN CLASS F SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through an investment dealer who has a sales agreement with the distributor, Federated Securities Corp., or directly from Federated Securities Corp. either by mail or wire. The Fund reserves the right to reject any purchase request.

                        THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.
The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").

                                    BY WIRE

To purchase by Federal Reserve wire, call the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Limited Term Fund Class F Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

                                    BY MAIL

To purchase by mail, send a check made payable to Federated Limited Term Fund Class F Shares to: Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in Shares is $1,500, unless the investment is in an IRA account, which requires a minimum initial investment of $50. Subsequent investments must be in amounts of at least $100, except for an IRA account, which must be in amounts of at least $50.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients. These institutions, however, may charge fees for services provided which may relate to ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided and the fees charged for these services.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "Redeeming Class F Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time Shares are redeemed.

                               DEALER CONCESSION
For sales of Shares, broker/dealers will normally receive 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer. The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

ELIMINATING THE SALES CHARGE

The sales charge can be eliminated on the purchase of Shares through:

 quantity discounts and accumulated purchases;

 signing a 13-month letter of intent;

 using the reinvestment privilege; or

 concurrent purchases.

                             QUANTITY DISCOUNTS AND
                             ACCUMULATED PURCHASES

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in Shares. For example, if a shareholder already owns Shares having a current value at the public offering price of $900,000, and he purchases $100,000 or more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some Shares redemptions. For example, if a shareholder already owns Shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to 0.50% of those additional Shares. For more information on the levels of the contingent deferred sales charge and holding periods, see the section entitled "Contingent Deferred Sales Charge."

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge after it confirms the purchases.

                                LETTER OF INTENT

If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The 1.00% held in escrow will, at the expiration of the 13-month period, be applied to the payment of the applicable sales charge, unless the amount specified in the letter of intent, which must be $1 million or more of Shares, is purchased. In this event, all of the escrowed Shares will be deposited into the shareholder's account.

This letter of intent also includes a provision for reductions in the contingent deferred sales charge and holding period depending on the amount actually purchased within the 13 month period. For more information on the various levels of the contingent deferred sales charge and holding periods, see the section entitled "Contingent Deferred Sales Charge."

This letter of intent will not obligate the shareholder to purchase Shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

                             REINVESTMENT PRIVILEGE

If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.

                              CONCURRENT PURCHASES

For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Federated Funds and $600,000 in Shares, the sales charge would be eliminated.

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn monthly from the shareholder's checking account maintained at an Automated Clearing House ("ACH") member institution, and invested in Shares at the net asset value next determined after an order is received by Federated Services Company, plus the 1.00% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during the month.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp. All shareholders on the record date are entitled to the dividend.
RETIREMENT PLANS

Shares can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact Federated Securities Corp. and consult a tax adviser.

--------------------------------------------------------------------------------

                            REDEEMING CLASS F SHARES

The Fund redeems Shares at their net asset value next determined after Federated Services Company receives the redemption request less any contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the

Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Directly by Mail," should be considered.

DIRECTLY BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-
8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings and loan association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

RECEIVING PAYMENT

                                    BY CHECK

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request provided Federated Services Company has received payment for shares from the shareholder.

                                    BY WIRE

Redemption requests will be wired the following business day.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Shares from their Fund accounts within certain time periods of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the Shares redeemed as follows:

                                            CONTINGENT
      AMOUNT OF                              DEFERRED
       PURCHASE           SHARES HELD      SALES CHARGE
Up to $1,999,999        4 years or less             1%
$2,000,000 to
  $4,999,999            2 years or less           .50%
$5,000,000 or
  more                  1 year or less            .25%


In instances in which Shares have been acquired in exchange for shares in other Federated Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of contingent deferred sales charge for accounts with Shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order:
(1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) purchase of Shares occurring prior to the number of years necessary to satisfy the applicable holding period; and (3) purchases of Shares occurring within the current holding period. For accounts with Shares subject to multiple Share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.

The contingent deferred sales charge will not be imposed when a redemption results from a return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner attains age 59-1/2; or (iii) from the death or total and permanent disability of the beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. The contingent deferred sales charge is not charged in connection with exchanges of Shares for shares in other Federated Funds or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940 are not subject to the contingent deferred sales charge to the extent the distributor does not make advance payments. In addition, Shares held in the Fund by a financial institution for its own account which were originally purchased by the financial institution directly from the Fund's distributor without a sales charge may be redeemed without a contingent deferred sales charge. For more information, see "Supplemental Payments to Financial Institutions."

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund.

For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account balance with a value of at least $1,500 in the Fund (at current offering price).

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.

A contingent deferred sales charge is imposed on Shares, other than Shares purchased through reinvestment of dividends, which are redeemed through this program within one to four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

--------------------------------------------------------------------------------

                         FIXED INCOME SECURITIES, INC.
                                  INFORMATION

MANAGEMENT OF THE CORPORATION

                                   DIRECTORS

The Fund is managed by the Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Directors handles the Director's responsibilities between meetings of the Directors.

                               INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

                                 ADVISORY FEES

The Fund's Adviser receives an annual investment advisory fee equal to .40 of 1% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                              ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.


                         PORTFOLIO MANAGER'S BACKGROUND

Deborah A. Cunningham and Randall S. Bauer are the Fund's portfolio managers. Deborah A. Cunningham has been the Fund's portfolio manager since July 1991. Ms. Cunningham joined Federated Investors in 1981 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Cunningham served as an Assistant Vice President of the investment adviser from 1989 until 1992. Ms. Cunningham is a Chartered Financial Analyst and received her M.S.B.A. in Finance from Robert Morris College.

Randall S. Bauer has been the Fund's portfolio manager since October 1995. Mr. Bauer joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since January 1994. Prior to this, Mr. Bauer served as an Assistant Vice President of the Fund's investment adviser. Mr. Bauer was an Assistant Vice President of the International Banking Division at Pittsburgh National Bank from 1982 until 1989. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University. DISTRIBUTION OF CLASS F SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                             DISTRIBUTION PLAN AND
                              SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund will pay to the distributor an amount, computed at an annual rate of 0.15 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of

Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services and distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.

                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS

The distributor will pay financial institutions, for distribution and/or administrative services, an amount equal to 1% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, 0.50% of the offering price on purchases of $2,000,000 to $4,999,999, and 0.25% of the offering price on purchases of $5,000,000 or more.

Furthermore, in addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, the Adviser and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include participating in sales, educational and training seminars at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or operational support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administratative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated

Investors ("Federated Funds") as specified below:

     MAXIMUM              AVERAGE AGGREGATE
  ADMINISTRATIVE          DAILY NET ASSETS
       FEE             OF THE FEDERATED FUNDS
     .15 of 1%      on the first $250 million
    .125 of 1%      on the next $250 million
     .10 of 1%      on the next $250 million
    .075 of 1%      on assets in excess of
                    $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

--------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund is entitled to one vote in Director elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Corporation have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

As a Maryland corporation, the Corporation, is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Corporation's, or the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares of the Corporation.

--------------------------------------------------------------------------------

                                TAX INFORMATION
FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their Shares. No federal income tax is due on any distributions earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Internal Revenue Code.

STATE AND LOCAL TAXES

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge and the contingent deferred sales charge which, if excluded, would increase the total return and yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial financial publications and/or compare the Fund's performance to certain indices.

Total return will be calculated separately for Class F Shares and Class A
Shares.

--------------------------------------------------------------------------------

                            OTHER CLASSES OF SHARES

The Fund currently offers Class F Shares and Class A Shares. The Class A Shares are sold subject to a front-end sales charge of up to 1%, but without any contingent deferred sales charge. Class A Shares are subject to a minimum initial investment of $5,000.

The amount of dividends payable to Class A Shares will generally be less than that of Class F Shares by the difference between class expenses and distribution and shareholder service expenses borne by shares of each respective class.

The stated advisory fee is the same for both classes of shares.

To obtain more information and a prospectus for Class A Shares, investors may call 1-800-235-4669.

-------------------------------------------------------------------------------

                                    APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


BB AND B--Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lower degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.


NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR--Not rated by Moody's.

FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR--Indicates that Fitch does not rate the specific issue.



ADDRESSES
--------------------------------------------------------------------------------

Federated Limited Term Fund
                    Class F Shares                                               Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                                   Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Advisers                                           Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                          P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                                   P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Deloitte & Touche LLP                                        2500 One PPG Place
                                                                                 Pittsburgh, Pennsylvania15222-5401
---------------------------------------------------------------------------------------------------------------------------





                                             FEDERATED LIMITED
                                             TERM FUND
                                             (FORMERLY LIMITED TERM FUND)
                                             CLASS F SHARES
                                             (formerly Fortress Shares)
                                             PROSPECTUS
                                             A Diversified Portfolio of
                                             Fixed Income Securities, Inc.
                                             An Open-End Management
                                             Investment Company
                                             January 31, 1996



[LOGO]
FEDERATED SECURITIES CORP.
--------------------------
Distributor

A Subsidiary of Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779



Cusip 338319304
3070701A-F (3/96)





                        FEDERATED LIMITED TERM FUND
              (A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)
                              CLASS A SHARES
                              CLASS F SHARES
                    STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the respective prospectuses of Class A Shares and Class F Shares of Federated Limited Term Fund (the "Fund") dated January 31, 1996. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-235-4669.
FEDERATED INVESTORS TOWER
PITTSBURGH, PENNSYLVANIA 15222-3779
                     Statement dated January 31, 1996
FEDERATED SECURITIES CORP.

Distributor
A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND                 2

INVESTMENT OBJECTIVE AND POLICIES                  2

 TYPES OF INVESTMENTS                              2
 NON-MORTGAGE RELATED ASSET-BACKED SECURITIES      3
 FOREIGN BANK INSTRUMENTS                          4
 FUTURES AND OPTIONS TRANSACTIONS                  4
 MEDIUM TERM NOTES AND DEPOSIT NOTES               9
 AVERAGE LIFE                                      9
 WEIGHTED AVERAGE PORTFOLIO DURATION               9
 WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS    10
 LENDING OF PORTFOLIO SECURITIES                  11
 RESTRICTED AND ILLIQUID SECURITIES               11
 REPURCHASE AGREEMENTS                            12
 REVERSE REPURCHASE AGREEMENTS                    12
 PORTFOLIO TURNOVER                               13
INVESTMENT LIMITATIONS                            13

FIXED INCOME SECURITIES, INC. MANAGEMENT          23

 FUND OWNERSHIP                                   35
 DIRECTORS COMPENSATION                           35
 DIRECTOR LIABILITY                               37
INVESTMENT ADVISORY SERVICES                      37

 ADVISER TO THE FUND                              37
 ADVISORY FEES                                    38
BROKERAGE TRANSACTIONS                            39



OTHER SERVICES                                    40

 FUND ADMINISTRATION                              40
 CUSTODIAN AND PORTFOLIO RECORDKEEPER             41
 TRANSFER AGENT                                   41
 INDEPENDENT AUDITORS                             41
PURCHASING SHARES                                 41

 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
                                                  41
 PURCHASES BY SALES REPRESENTATIVES, FUND
  DIRECTORS, AND EMPLOYEES                        42
 DETERMINING NET ASSET VALUE                      43
 DETERMINING MARKET VALUE OF SECURITIES           43
EXCHANGE PRIVILEGE                                44

 REDUCED SALES CHARGE                             44
 REQUIREMENTS FOR EXCHANGE                        44
 TAX CONSEQUENCES                                 45
 MAKING AN EXCHANGE                               45
REDEEMING SHARES                                  45

 REDEMPTION IN KIND                               46
TAX STATUS                                        47

 THE FUND'S TAX STATUS                            47
 SHAREHOLDERS' TAX STATUS                         47
TOTAL RETURN                                      47

YIELD                                             48



PERFORMANCE COMPARISONS                           49

ABOUT FEDERATED INVESTORS                         51

FINANCIAL STATEMENTS                              52

APPENDIX                                          53



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Fixed Income Securities, Inc. (the "Corporation"). The Corporation was incorporated under the laws of the State of Maryland on October 15, 1991. Effective January 31, 1996, the Fund changed its name to Federated Limited Term Fund, and Fortress Shares are now referred to as Class F Shares.
Shares of the Fund are offered in two classes known as Class A Shares and Class F Shares (individually and collectively referred to as "Shares" as the context may require). On May 19, 1994, the Directors approved the reclassification of Investment Shares as Class A Shares. This Statement of Additional Information relates to both classes of the above mentioned Shares.
INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through the compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less. The investment objective stated above cannot be changed without approval of shareholders. The investment policies stated below may be changed by the Board of Directors ("Directors") without shareholder approval. Shareholders will be notified before any material change in the investment policies becomes effective. TYPES OF INVESTMENTS
The Fund invests primarily in a portfolio of U.S. government securities and investment grade corporate bonds and asset-backed securities. At least 65% of the assets of the Fund shall be invested in securities which are rated in one of the three highest categories by a nationally recognized statistical rating organization ("NRSRO") rated Aaa, Aa, or A by Moody's



Investors Service, Inc. ("Moody's"), AAA, AA, or A by Standard & Poor's Ratings Group ("S & P"), or AAA, AA, or A by Fitch Investors Service, Inc. ("Fitch"). The investment portfolio includes the following securities:
   o corporate debt securities rated within the four highest categories by an NRSRO, including bonds, notes, and indentures;
   o asset-backed securities;
   o U.S. government securities, including U.S. Treasury bills, notes, and bonds, and securities issued by agencies and instrumentalities of the U.S. government; and
   o repurchase agreements.
NON-MORTGAGE RELATED ASSET-BACKED SECURITIES
Non-mortgage related asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then registered because the owner and the obligor move to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee with the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
FOREIGN BANK INSTRUMENTS
Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recording keeping and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.
FUTURES AND OPTIONS TRANSACTIONS
The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.
  FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.



     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.
     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.
     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.
  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES
     The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).
MEDIUM TERM NOTES AND DEPOSIT NOTES
Medium term notes ("MTNs") and Deposit Notes are similar to Variable Rate Demand Notes as described in the Prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from 9 months to ten years. AVERAGE LIFE
Average life, as applicable to asset-backed securities, is computed by multiplying each principal repayment by the time of payment (months or years from the evaluation date), summing these products, and dividing the sum by the total amount of principal repaid. The weighted-average life is calculated by multiplying the maturity of each security in a given pool by its remaining balance, summing the products, and dividing the result by the total remaining balance.
WEIGHTED AVERAGE PORTFOLIO DURATION
Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities. Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows.



Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as to the probable amount and sequence of principal prepayments.
Mathematically, duration is measured as follows:

Duration  =     PVCF(1)         PVCF2(2)  PVCF3(3)           PVCFn(n)
                            +          +            +   . . . . . . . +
                ========     --------   ---------
                PVTCF  PVTCF    PVTCF                   PVTCF
where
PVCFt     =    the present value of the cash flow in period t discounted at the prevailing yield-to-maturity
   t      =    the period when the cash flow is received
   n      =    remaining number of periods until maturity
PVTCF     =    total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-maturity
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
RESTRICTED AND ILLIQUID SECURITIES
The ability of the Directors to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities eligible for resale under Rule 144A to the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:
   o the frequency of trades and quotes for the security;
   o the number of dealers willing to purchase or sell the security and the number of other potential buyers;



   o dealer undertakings to make a market in the security; and
   o the nature of the security and the nature of the marketplace trades. REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.
PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association and non agency mortgage pass-through securities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes both government-related and non government-related pools highly liquid.
PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. The portfolio turnover rates for the fiscal years ended November 30, 1995 and 1994 were 63% and 63%, respectively.
INVESTMENT LIMITATIONS

  BUYING ON MARGIN
     The Fund will not purchase any securities on margin, other than in connection with the purchase and sale of financial futures, but may obtain such short-term credits as are necessary for clearance of transactions.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under
     Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Directors.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.



  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.
  SELLING SHORT
     The Fund will not sell securities short unless:
     oduring the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration for securities of the same issue as, and equal in amount to, the securities sold short; and
     onot more than 10% of the Fund's net assets (taken at current value)
      is held as collateral for such sales at any one time.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry, except it may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.



  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years. With respect to asset-backed securities, the Fund will treat the originator of the asset pool as the company issuing the security for purposes of determining compliance with this limitation.
  INVESTING IN MINERALS
     The Fund will not purchase or sell oil, gas, or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest or sponsor such programs.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund may not own securities of other investment companies excepts as part of a merger, consolidation, reorganization, or other acquisition.
  DEALING IN PUTS AND CALLS
     The Fund will not purchase puts, calls, straddles, spreads, or any combination of them, if by reason thereof the value of such securities would exceed 5% of its total assets.
  CURRENCY RISKS
     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.
     The Fund will engage in foreign currency exchange transactions in connection with its investments in the securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.
  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.
     The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Fund's investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
  FOREIGN CURRENCY OPTIONS
     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.
     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
     A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise their put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS
     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Foreign currency options that are considered to be illiquid are subject to the Fund's 15% limitation on illiquid securities.
     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
  FOREIGN CURRENCY FUTURES TRANSACTIONS
     By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.
  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS
     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Fund's investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
   The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the past fiscal year and does not expect to do so during the coming fiscal year.



For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.


FIXED INCOME SECURITIES, INC. MANAGEMENT

OFFICERS AND DIRECTORS ARE LISTED WITH THEIR ADDRESSES, BIRTHDATES, PRESENT POSITIONS WITH FIXED INCOME SECURITIES, INC., AND PRINCIPAL OCCUPATIONS.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Director
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company .


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA



Birthdate:  February 3, 1934
Director
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice



Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.




James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.


Richard B. Fisher *



Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President and Director
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
Seacliff
562 Bellevue Avenue
Newport, RI
Birthdate:  March 16, 1942
Director



Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.




Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.


Wesley W. Posvar



1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President



President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


 John W. McGonigle
Federated Investors Tower



Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Senior Vice President, Federated Shareholder Services; Vice President, Federated Administrative Services; Treasurer of some of the Funds.


* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
@ Member of the Executive Committee. The Executive Committee of the Directors handles the responsibilities of the Directors between meetings of the Directors.





As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran



Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP
Officers and Directors own less than 1% of the outstanding Class F Shares and Class A Shares.
As of January 2, 1996, the following shareholders of record owned more than 5% of the outstanding Class F Shares of the Fund:
Merrill Lynch Pierce Fenner & Smith 97B94, Jacksonville, Florida, as record owner holding Class F Shares for its clients, owned approximately 155,311 shares (14.62%); and Legg Mason Trust Company TTEE , Clara M. Cerar Charitable Remainder Unitrust Dated 8/17/94, Baltimore, Maryland, owned approximately 78,125 shares (7.36%).
As of January 2, 1996, the following shareholder of record owned more than 5% of the outstanding Class A Shares of the Fund:
Merrill Lynch Pierce Fenner & Smith 979E1, Jacksonville, Florida, as record owner holding Class A Shares for its clients, owned approximately 1,433,965 shares (10.66%).


DIRECTORS COMPENSATION


NAME ,                AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH         COMPENSATION FROM   TO DIRECTORS FROM



CORPORATION           CORPORATION#*       CORPORATION AND FUND COMPLEX +


John F. Donahue,
Chairman and Director    $ -0-            $ -0- for the Corporation and
                                          54 investment companies
Richard B. Fisher,
President and Director   $-0-             $ -0- for the Corporation and
                                          6 investment companies
Thomas G. Bigley++,
Director                 $1,222           $86,331 for the Corporation and
                                          54 investment companies
John T. Conroy, Jr.,
Director                 $1,336           $115,760 for the Corporation and
                                          54 investment companies
William J. Copeland,
Director                 $1,336           $115,760 for the Corporation and
                                          54 investment companies
James E. Dowd,
Director                 $1,336           $115,760 for the Corporation and
                                          54 investment companies
Lawrence D. Ellis, M.D.,
Director                 $1,222           $104,898 for the Corporation and
                                          54 investment companies
Edward L. Flaherty, Jr.,
Director                 $1,336           $115,760 for the Corporation and
                                          54 investment companies
Peter E. Madden,



Director                 $1,222           $104,898 for the Corporation and
                                          54 investment companies
Gregor F. Meyer,
Director                 $1,222           $104,898 for the Corporation and
                                          54 investment companies
Wesley W. Posvar,
Director                 $1,222           $104,898 for the Corporation and
                                          54 investment companies
Marjorie P. Smuts,
Director                 $1,222           $104,898 for the Corporation and
                                          54 investment companies

*# The aggregate compensation provided is for the Corporation which is comprised of 3 portfolios.
* Information is furnished for the fiscal year ended November 30, 1995.
+ The information provided is for the last calendar year end.
++ Mr. Bigley served on 39 investment companies in the Federated Funds Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.

DIRECTOR LIABILITY
The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.



INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue. The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1995, 1994 and 1993, the Fund's Adviser earned $656,470, $959,307 and $88,068, respectively, of which $204,367, $322,154 and $0, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATION
     The Adviser has undertaken to comply with the expense limitation established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.50% per year of the first $30 million of average net assets, 2.0% per year of the next $70 million of average net assets, and 1.50% per year of the remaining average net assets, the Adviser will reimburse the Fund for its expenses over the limitation.



     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be waived by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1995, 1994 and 1993, the Fund paid no brokerage commissions.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectuses. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Funds's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as the "Administrators".) For the fiscal year ended November 30, 1995, Federated Administrative Services earned $155,000 For the fiscal year ended November 30, 1994, the Administrators collectively earned $232,679, and for the fiscal year ended November 30, 1993, Federated Administrative Services, Inc. earned $308,078.
CUSTODIAN AND PORTFOLIO RECORDKEEPER
State Street Bank and Trust Company , Boston, Massachusetts, is custodian for the securities and cash of the Fund. State Street Bank and Trust Company, Boston, Massachusetts, provides certain accounting and recordkeeping services with respect to the Fund's portfolio.
TRANSFER AGENT
As transfer agent, Federated Services Company maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in Class A Shares" or "Investing in Class F Shares."
 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; and
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts. For the fiscal period ending November 30, 1995, payments in the amount of $765,077 and $16,653 for Class A Shares and Class F Shares, respectively, were made pursuant to the Distribution Plan, of which $459,046 and $3,566 respectively, was voluntarily waived. In addition, for the fiscal year ended November 30, 1995, the Fund paid shareholder services fees in the amout of $382,539 and $27,755, respectively.



PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES Directors, employees, and sales representatives of the Fund, the Adviser, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons.
These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
DETERMINING NET ASSET VALUE
Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus. DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's securities are determined as follows:
oas provided by an independent pricing service;
ofor short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Directors determine this is not fair value; or
oat fair value as determined in good faith by the Directors.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider: oyield;
oquality;
ocoupon rate;
omaturity;



otype of issue;
otrading characteristics; and
oother market data.
EXCHANGE PRIVILEGE

The SEC has issued an order exempting the Fund from certain provisions of the Investment Company Act of 1940. As a result, Fund shareholders are allowed to exchange all or some of their shares for shares in other Federated Funds, the Liberty Family of Funds, or certain other Funds for which affiliates of Federated Investors serve as principal underwriter ("Federated Funds") which are sold with a sales charge different from that of the Fund's or with no sales charge and which are advised by subsidiaries or affiliates of Federated Investors. These exchanges are made at net asset value plus the difference between the Fund's sales charge already paid and any sales charge of the fund into which the shares are to be exchanged, if higher.
Certain other funds, including funds that are not advised by subsidiaries or affiliates of Federated Investors which do not have a sales charge, to exchange their shares for Fund shares on a basis other than their current offering price. These exchanges may be made to the extent that such shares were acquired in a prior exchange, at net asset value, for shares of a Federated Fund carrying a sales charge.
REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or elimination of the sales charge, the shareholder must notify Federated Securities Corp. or State Street Bank in writing.



REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.
Further information on the exchange privilege and prospectuses for Federated Funds or certain Federated Funds are available by calling the Fund.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short or long-term capital gain or loss may be realized.
MAKING AN EXCHANGE
Instructions for exchanges for Federated Funds or certain Federated Funds must be given in writing by the shareholder. Written instructions may require a signature guarantee.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectuses under "Redeeming Class A Shares" or "Redeeming Class F Shares." Although Federated Services Company does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
Under certain circumstances described under "Redeeming Class A Shares" in the prospectus, shareholders may be charged a contingent deferred sales charge for Shares redeemed within certain time periods of the purchase date. The contingent deferred sales charge will be calculated based upon the lesser of the original purchase price of the Shares or the net asset value of the Shares when redeemed.
Certain Class F Shares redeemed within one to four years of the purchase date may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a holder of Class F Shares. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the Class F Shares prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.
REDEMPTION IN KIND
The Corporation is obligated to redeem shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Directors determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Directors deem fair and equitable. To the extent available, such securities will be readily marketable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
oderive less than 30% of its gross income from the sale of securities held less than three months;
oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.



  CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.
TOTAL RETURN

The Fund's average annual total return for Class A Shares for the one year period ended November 30, 1995, was 10.12%. For the period from January 13, 1992 (date of initial public investment) to November 30, 1995, the Fund's cumulative total return for Class A Shares was 23.80%. The Fund's average annual total return for Class F Shares for the one year period ended November 30, 1995, was 9.24%. The Fund's cumulative total return from September 1, 1993 (date of initial public investment) to November 30, 1995, was 8.75%.
Cumulative total return of Class A Shares or Class F Shares reflects the applicable Shares' total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge and, in the case of Class F Shares, the contingent deferred sales charge.
The average annual total return for Class A Shares and Class F Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
YIELD

The Fund's yield for Class A Shares for the thirty-day period ended November 30, 1995, was 5.94%. The yield for Class F Shares was 6.04% for the same period.
The yield of the Fund for each of Class A Shares and Class F Shares is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Class A Shares or Class F Shares over a thirty-day period by the maximum offering price per share of the applicable Shares on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield of Class A Shares or Class F Shares does not necessarily reflect income actually earned by the applicable Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The performance of Class A Shares and Class F Shares depends upon such variables as:
oportfolio quality;
oaverage portfolio maturity;



otype of instruments in which the portfolio is invested;
ochanges in interest rates and market value of portfolio securities; ochanges in the Fund expenses; and ovarious other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Funds' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and offering price. The financial publications used/or indices which the Fund uses in advertising may include:
oLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "short-term investment grade debt funds" category in advertising and sales literature.
oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.



Advertising and sales literature may show the Fund's net asset value history in relation to certain political and economic events.
From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instruments average.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*



Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division. FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended November 30, 1995, are incorporated herein by reference to the Annual Report to Shareholders of the Fund dated November 30, 1995.






*Source: Investment Company Institute



APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard and Poor's does not rate a particular type of obligation as a matter of policy.



MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR--Not rated by Moody's.



FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
P-1--Issuers rated PRIME-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Conservative capitalization structures with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; Well established access to a range of financial markets and assured sources of alternative liquidity.
P-2--Issuers rated PRIME-2 (for related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

NR--Indicates that Fitch does not rate the specific issue.




Cusip 338319106
Cusip 338319304
3070701B (1/96)